EXHIBIT 99.01

                           D & E SHAREHOLDER AGREEMENT

     THIS D & E SHAREHOLDER AGREEMENT (this "Agreement"), dated as of March 21, 1997, by and among D & E COMMUNICATIONS, INC., a Pennsylvania corporation (the "D & E"), and each of the several shareholders signatory hereto (each a "Shareholder" and collectively the "Shareholders");


                              W I T N E S S E T H:

     WHEREAS, D & E has entered into that certain Agreement and Plan of Merger, dated as of December 12, 1996 (the "Merger Agreement"), with PCS One, Inc., a New Jersey corporation (the "Company"), pursuant to which the Company will merge with and into D & E, with D & E as the surviving corporation (the "Merger");

     WHEREAS, the Shareholders owned all of the issued and outstanding capital stock of the Company immediately prior to the Effective Time (as defined in the Merger Agreement);

     WHEREAS, pursuant to the Merger Agreement, all shares of Company Common Stock (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time shall be converted into shares of D & E Common Stock (as defined in the Merger Agreement); and

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the obligations of D & E to close and consummate the Merger;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                 1. DEFINITIONS

     Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed thereto in the Merger Agreement.

     "Affiliate" shall mean, with respect to any person, any director or officer of such person, or any person who controls, is controlled by, or is under common control with, such person.

     "Associate" shall mean, with respect to any person, (a) any corporation or organization of which such person is a director, an officer or partner or is, directly or indirectly, the beneficial owner of twenty percent (20%) or more of any class of equity securities, (b) any trust as to which such person serves as trustee or in a similar fiduciary capacity or any grantor trust as to which such person is sole beneficiary, and (c) any relative (as used herein, the relatives

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of any person shall include only such person's parents, children or siblings) or spouse of such person, or any relative of such spouse or, if such person is a corporation or partnership, any director, officer or partner of such corporation or partnership or any relative or spouse of the directors, officers or partners of such corporation or partnership or its Affiliates (with respect to any Associate of any person such person shall be obligated only to use its best efforts to cause such Associate to observe the provisions of this Agreement as if the Associate were a party hereto and bound hereby).

     "Business Combination" shall mean any fundamental change described in Chapter 19 of the Pennsylvania Business Corporation Law of 1988.

     "D & E Shares" shall mean the D & E Common Stock issued in connection with the Merger and any shares of capital stock of D & E issued upon said D & E Common Stock by way of dividend or other distribution, or in exchange therefor, or by the exercise of any rights to subscribe incident thereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Holder" shall mean any Shareholder and such Shareholder's successors, assigns, heirs, personal representatives, transferees and any subsequent holder of the D & E Shares; provided, however, that "Holder" shall not include (i) persons to whom sales of D & E Shares, are made in unsolicited "brokers transactions" within the meaning of Section 4(4) of the Securities Act otherwise than into a tender offer under Section 14(d) of the Exchange Act or (ii) persons who acquire such shares pursuant to Section 4(a)(iii) hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Voting Securities" shall mean any securities of D & E or any successor to D & E entitled, or which may be entitled, to vote (whether or not entitled to vote generally in the election of directors), or securities convertible into or exercisable or exchangeable for such securities, whether or not subject to passage of time or contingencies.

          2. SHAREHOLDER REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

     2.1 Shareholders' Representations and Warranties. Each of the Shareholders represents, warrants and acknowledges that:

     (a) Such Shareholder owns and holds beneficially and of record, the entire right, title and interest in and to the number of the Company Shares set forth on Schedule 2.1 attached hereto opposite such Shareholder's name, free and clear of any claim, suit, proceeding, call, commitment, voting trust, proxy, restriction, limitation, security interest, pledge or lien or encumbrance of any kind or nature whatsoever, and has full power and authority to vote said Company Shares and to approve the transactions contemplated by this Agreement and the Merger Agreement. Such Shareholder has full power and authority to vote, transfer and dispose of the Company Shares owned and held by such Shareholder, free and clear of any claim, suit, proceeding, call, voting trust, proxy, restrictions, security interest, lien or other encumbrance of

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any kind or nature whatsoever. Except as disclosed on Schedule 2.1 hereto, there are no existing shareholder agreements, voting agreements or voting trusts respecting any shares of the capital stock of Company.

     (b) Such Shareholder has full power and authority to execute and deliver this Agreement, and the other agreements and instruments to be executed and delivered in connection herewith, and has full power and authority to perform such Shareholder's obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement, and the other agreements and instruments to be executed and delivered in connection herewith, have been duly authorized (if appropriate), executed and delivered by such Shareholder. This Agreement, and the other agreements and instruments to be executed and delivered in connection herewith, constitute the valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms.

     (c) No person is acting or has acted for it as a broker or finder in connection with the transactions provided for by the Merger Agreement or this Agreement.

     2.2 Disclosure. Each Shareholder acknowledges its receipt of Prospectus/Proxy Statement dated January 21, 1997, relating to the Merger. No statement contained in the Prospectus/Proxy Statement contained, contains or will contain at the Closing any untrue statements of a material fact nor omitted, omits or will omit at Closing to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which they were made.

     2.3 Release. Each Shareholder agrees not to sue and fully releases and discharges the Company, D & E and D & E's subsidiaries, affiliates, directors, officers and shareholders with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, costs, expenses, attorneys' fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which such Shareholder now owns or holds or has at any time heretofore owned or held as against the Company, D & E and D & E's subsidiaries, affiliates, directors, officers and shareholders. Each Shareholder further agrees that in executing this Agreement the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified; and expressly consents that this release shall be given full force and effect according to each and all of its express terms and provisions, including as well those related to unknown and unsuspected claims, demands and causes of action hereinabove specified.

     2.4 Intellectual Property. To each Shareholder's actual knowledge, upon the Merger D & E shall be the exclusive owner of all Intellectual Property, all goodwill associated therewith or symbolized thereby, and such Shareholder does not now have nor at any time previously had any right, title or interest therein, and acknowledges and agrees that any use thereof by such Shareholder not otherwise expressly authorized is an infringement of D & E's rights with respect thereto.

                                      -4-

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                             3. STANDSTILL AGREEMENT

     (a) No Holder shall, during the period commencing on the date hereof and ending on March 21, 2002 (the "Standstill Termination Date"), nor shall any of such Holder's Affiliates or Associates, regardless of whether such person or entity is an Affiliate or Associate on the date hereof, directly or indirectly, alone or in concert with others:

         (i) in any manner acquire, agree to acquire or make any offer or proposal to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other "group" (within the meaning of Section 13(d)(3) under the Exchange Act or otherwise, "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of any Voting Securities, or a material portion of the assets of D & E or any of its subsidiaries; provided, however, that a Holder may acquire Voting Securities of D & E (A) with the consent of D & E in a public offering of such securities by D & E, (B) other than by tender or exchange offer, for investment purposes only and not for the purpose of exercising control of D & E or influencing the management of D & E, or (C) pursuant to Section 4(a)(iv) hereof, and in each such case, the Holder shall be bound by the terms of this Agreement with respect to such additional Voting Securities.

         (ii) propose to enter into, directly or indirectly, any Business Combination involving D & E or any of its subsidiaries or to purchase, directly or indirectly, a material portion of the assets of D & E or any of its subsidiaries, or otherwise;

         (iii) seek directly or indirectly to control or influence D & E or the management, policies or Board of Directors of D & E, either alone or in connection with others;

         (iv) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities of D & E;

         (v) seek election to, seek to place a representative on, or nominate any person for election to, the D & E's Board of Directors, or make or in any way participate, directly or indirectly, or engage in any "solicitation" of proxies or consents (whether or not relating to the election or removal of directors) within the meaning of Rule 14a-1 under the Exchange Act with respect to Voting Securities;

         (vi) call or seek to have called any meeting of the shareholders of D & E;

         (vii) initiate, propose or otherwise solicit the D & E's shareholders, or induce any other person to initiate, propose or otherwise solicit D & E's shareholders, for the approval of one or more shareholder proposals as described in Rule 14a-8 under the Exchange Act or any other proposal otherwise submitted by any shareholder of D & E;

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         (viii) permit any other person to become a member of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with any Holder with respect to any Voting Securities of D & E;

         (ix) disclose any intention, plan or arrangement inconsistent with the foregoing; or

         (x) advise, assist or encourage or finance any other persons in connection with any of the foregoing.

     (b) During the period commencing on the date hereof and ending on the Standstill Termination Date, no Holder will, nor will such Holder permit his, her or its Affiliates and Associates to, (i) publicly or privately oppose the slate of nominees proposed by the Board of Directors of D & E, or take a position inconsistent with the position of the Board of Directors of D & E with respect to any shareholder proposal as described in Rule 14a-8 under the Exchange Act or any other proposal otherwise submitted to the shareholders of the Holder, or (ii) otherwise seek to advise, encourage or influence any person with respect to the voting of Voting Securities.

     (c) At all times during the period commencing on the date hereof and ending on the Standstill Termination Date, no Holder shall, nor shall any Holder permit its Affiliates or Associates, regardless of whether such person is an Affiliate or Associate on the date hereof, to, directly or indirectly, aid, encourage, render advice to or act in concert with any person, firm, corporation, group or entity to take any of the actions prohibited by this Article 3.

     (d) Each Holder also agrees not to, and will cause his, her or its Affiliates and Associates not to, (i) disclose an intent, purpose, plan or proposal or make any statement with respect to D & E inconsistent with the provisions of this Agreement, (ii) request D & E or the D & E's representatives, directly or indirectly, to amend or waive any provision of this Article 3 (including this sentence) if such request would require public disclosure by D & E, or (iii) take any action which would require D & E to make a public announcement regarding the possibility of a Business Combination.

     (e) In the event an unsolicited tender offer by a third party for at least a majority of the outstanding Voting Securities of D & E, the provisions of subsections a(i), a(ii) and (d) of this Article 3 shall not apply to any Shareholder so long as the third party tender offer remains open and for a period of 20 days after it is withdrawn or termination.

                         4. SHARE TRANSFER RESTRICTIONS

     (a) Except as provided herein, no Holder shall sell, transfer, exchange or otherwise dispose of (a "Transfer") in whole or part any interest in his, her or its D & E Shares.

         (i) A Holder may transfer his, her or its D & E Shares pursuant to a transfer required by operation of law or pursuant to a will but only if the transferee agrees in writing to be bound by the terms of this Agreement.

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         (ii) A Holder may sell his, her or its D & E Shares in unsolicited
"brokers transactions" within the meaning of Section 4(4) of the Securities Act, other than into a tender offer under Section 14(d) of the Exchange Act; provided, however, that the Holder shall not sell his, her or its D & E Shares pursuant to this subsection (a)(ii) during the 180-day period following the date hereof; and provided, further, that after said 180-day period, no Holder may sell or otherwise dispose of an aggregate number of shares of D & E Shares in excess of fifty percent (50%) of the D & E Shares held by such Shareholder distributed equally over each of the immediately succeeding six quarters of D & E; and provided, further, that the volume restrictions contained in the provisos to this subsection (a)(ii) shall lapse and be of no further force or effect upon the earlier of (x) 180 days after the closing of an underwritten public offering of D & E Shares, or (y) two years after the Closing Date (as defined in the Merger Agreement).

         (iii) A Holder may transfer or otherwise dispose of his, her or its D & E Shares in a private sale transaction of such shares and not in the public markets as long as any recipient thereof agrees in writing to be bound by the terms of this Agreement.

         (iv) A Shareholder may sell shares of D & E Shares to any other Shareholder, provided, that, (A) the selling Shareholder shall give notice of such sale and the terms thereof to D & E within five (5) days after the sale, and (B) the buying Shareholder shall be bound by the terms of this Agreement with respect to such shares.

     (b) The certificates for shares of D & E Shares now or hereafter issued by D & E during the term of this Agreement to any Holder shall be marked with the following legend:

     THIS CERTIFICATE OF STOCK AND THE SHARES REPRESENTED THEREBY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THAT CERTAIN SHAREHOLDER AGREEMENT DATED AS OF MARCH 21, 1997 AND ALL AMENDMENTS THERETO, A COPY OF WHICH AGREEMENT AND ANY AMENDMENT THERETO IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

     A certificate shall not bear such legend only if the securities were sold in compliance with the provisions of Section 4(a)(ii) hereof.

                                5. MISCELLANEOUS

     5.1 Notices. Any notice, request, demand or other communication given by any party under this Agreement (each a "notice") shall be in writing, may be given by a party or its legal counsel, may and shall be deemed to be duly given
(a) when personally delivered, or (b) upon delivery by United States Express Mail or similar overnight courier service which provides evidence of delivery; or (c) when five (5) days have elapsed after its transmittal by registered or certified mail, postage prepaid, return receipt requested, addressed to the party to whom directed or that party's address as it appears below or on the signature pages hereto in the case of notices to any Shareholder or another address of which that party has given notice, or (d) when transmitted by telex (or equivalent service), the sender having received the answer back of the

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addressee, or (e) when delivered by facsimile transmission if a copy thereto is also delivered in person or by overnight courier. Notices of address change shall be effective only upon receipt notwithstanding the provisions of the foregoing sentence.

     Notice to D & E shall be sufficient if given to:

     D & E Communications, Inc.
     130 East Main Street
     Ephrata, PA 17522
     Attention: W. Garth Sprecher
     Facsimile No: (717) 733-2364

     with copies to:    Buchanan Ingersoll Professional Corporation
                        One Oxford Centre
                        301 Grant Street - 20th Floor
                        Pittsburgh, PA 15219
                        Attention: Vincent C. Deluzio

     5.2 Survival of Representations and Warranties. The representations and warranties contained herein or in any document delivered pursuant hereto shall survive the consummation of the transactions provided for in this Agreement for one (1) year after the Closing except those set forth in Section 2.1 hereof which shall survive indefinitely.

     5.3 Expenses. The Shareholders shall pay all fees and expenses incurred by them and the Company in connection with the transactions provided for hereunder and under the Merger Agreement, including the fees and expenses of Company's counsel and accountants, and, except as otherwise provided in this Agreement, D & E shall pay all expenses incurred by it in connection with the transactions provided for hereunder, including the fees and expenses of its counsel and accountants.

     5.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

     5.5 Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without regard to any jurisdiction's provisions of conflicts of law.

     5.6 Counterparts/Use of Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement. The reproduction of signatures by means of a telecopying device shall be treated as though such reproductions are executed originals and each party hereto covenants and agrees to provide the other parties with a copy of this Agreement bearing original signatures within five (5) days followed transmittal by facsimile.

     5.7 Entire Agreement. This Agreement (including, for purposes hereof, the Exhibits and Schedules contemplated hereby) constitutes the entire agreement of the parties

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hereto respecting its subject matter and supersedes all negotiations, preliminary agreements and prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matter hereof. This Agreement may be amended, modified, or supplemented only by a writing signed by all parties by their duly authorized representations. Any party may waive the benefit of a term or conditions of this Agreement but such waiver shall be in writing and signed by the party so waiving such benefit and such waiver will not be deemed to constitute the waiver of another breach of the same, or any other, term, or condition. The headings in this Agreement are for reference purposes only and shall not alter the meaning or interpretation of any provision of this Agreement.

     5.8 Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law (a) such provision will be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     IN WITNESS WHEREOF, the undersigned parties hereto, intending to be legally bound hereby, have executed or caused this Agreement to be executed as of the date first above written.

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D & E COMMUNICATIONS, INC.            SHAREHOLDER

By: /s/ G. William Ruhl               Wilmington Trust Company, Trustee under
----------------------------          Agreement dated 2/8/90 with The Memorial
Title: Senior Vice President          Hospital of Salem County, Inc. - Rabbi
                                      Trust - J. Michael Galvin, Jr.

                                      By: /s/ H. Scott Berry
                                      Name:
                                      Title: Assistant Vice President
                                      Address for Notices: Wilmington Trust Co.
                                      Rodney Square North
                                      1100 North Market Street
                                      Wilmington, DE 19890-0001
                                      Attention: Reorganization
                                      Facsimile No.: 302-651-1094


                                      SHAREHOLDER:

                                      PSSR Investment Company

                                      By: /s/ Michael M. Rossi
                                      Name:
                                      Title: Managing Partner
                                      Address for Notices: P.O. Box 600
                                      Vineland, NJ 08360
                                      Attention: Mike Rossi
                                      Facsimile No.: 609-691-0417


                                      SHAREHOLDER:

                                      Capital Telecommunications, Inc.

                                      By: /s/ [signature]
                                      Name:
                                      Title:
                                      Address for Notices:
                                      --------------------------------
                                      Attention:
                                      Facsimile No.:


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                                      SHAREHOLDER:

                                      Red Rose Communications, Inc.

                                      By: /s/ Donald R. Kaufmann
                                      Name: Donald R. Kaufmann
                                      Title: CEO
                                      Address for Notices:
                                      -----------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Michael Azeez, Individually

                                      By: /s/ Michael Azeez
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ---------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Michael Azeez, as Trustee

                                      By: /s/ Michael Azeez
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ----------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Richard Vermeil

                                      By: /s/ Richard Vermeil
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ----------------------------
                                      Attention:
                                      Facsimile No.:


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                                      SHAREHOLDER:

                                      Harry J. Wilson

                                      By: /s/ Harry J. Wilson
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ----------------------------
                                      Attention: H. J. Wilson
                                      Facsimile No.: 609-645-3316


                                      SHAREHOLDER:

                                      James Yoh

                                      By: /s/ James Yoh
                                      Name:
                                      Title: CEO, PCS One, Inc.
                                      Address for Notices:
                                      2500 English Creek Ave., Bldg. 11
                                      Egg Harbor Township, NJ 08294
                                      Attention: James Yoh
                                      Facsimile No.: 609-645-3316


                                      SHAREHOLDER:

                                      Technology Leaders II Offshore C.V.

                                      By: /s/ Mark J. Denino
                                      Name:
                                      Title: Managing Director of GP
                                      Address for Notices: 800 Safeguard Bldg.
                                      435 Devon Park Drive
                                      Wayne, PA 19087
                                      Attention: Mark J. Denino
                                      Facsimile No.: 610-975-9330


                                      -12-

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                                      SHAREHOLDER:

                                      Technology Leaders II L.P.

                                      By: /s/ Mark J. Denino
                                      Name:
                                      Title: Managing Director of GP
                                      Address for Notices: 800 Safeguard Bldg.
                                      435 Devon Park Drive
                                      Wayne, PA 19087
                                      Attention: Mark J. Denino
                                      Facsimile No.: 610-975-9330


                                      SHAREHOLDER:

                                      Michael S. Stern

                                      By: /s/ Michael S. Stern
                                      Name:
                                      Title:
                                      Address for Notices: P.O. Box 371
                                      Vineland, NJ 08360
                                      Attention:
                                      Facsimile No.: 609-696-8964


                                      SHAREHOLDER:

                                      Reed Slatkin

                                      By: /s/ Reed Slatkin
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ---------------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Jerome Sklar

                                      By: /s/ Jerome Sklar
                                      Name:
                                      Title:
                                      Address for Notices: 45 Cross Creek Park
                                      Bham, AL 35213
                                      Attention: Jerry Sklar
                                      Facsimile No.: 205-250-5607


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                                      SHAREHOLDER:

                                      Henry Seward

                                      By: /s/ Henry Seward
                                      Name:
                                      Title:
                                      Address for Notices: 3155 Brentwood Dr.
                                      Doylestown, PA 18901-1641
                                      Attention: H. Seward
                                      Facsimile No.: 215-672-8708


                                      SHAREHOLDER:

                                      John F. Scarpa

                                      By: /s/ John F. Scarpa
                                      Name:
                                      Title:
                                      Address for Notices: 2401 N. Ocean Blvd.
                                      Suite Six South, Boca Raton, FL
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Harron Communications Corp.

                                      By: /s/ John F. Quigley III
                                      Name:
                                      Title: Chief Financial Officer
                                      Address for Notices: 70 E. Lancaster Ave.
                                      P.O. Box 3022, Frazer, PA 19355
                                      Attention: John F. Quigley III
                                      Facsimile No.: (610) 993-1100

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                                      SHAREHOLDER:

                                      Richard C. Harris

                                      By: /s/ Richard C. Harris
                                      Name:
                                      Title:
                                      Address for Notices: 450 Euclid Ave.
                                      Haddonfield, NJ 08033
                                      Attention:
                                      Facsimile No.: 609-554-2109


                                      SHAREHOLDER:

                                      Lawrence Elliot Gordon

                                      By: /s/ Lawrence Elliot Gordon
                                      Name:
                                      Title:
                                      Address for Notices: 9800 S-W 60th
                                      Miami, Florida 33156
                                      Attention:
                                      Facsimile No.: 305-775-9381


                                      SHAREHOLDER:

                                      Robert I. Goldy

                                      By: /s/ Robert I. Goldy
                                      Name:
                                      Title:
                                      Address for Notices: 3 Fetlock La.
                                      Blue Bell, PA 19422
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Nancy E. Goldy

                                      By: /s/ Nancy E. Goldy
                                      Name:
                                      Title:
                                      Address for Notices: 3 Fetlock La.
                                      Blue Bell, PA 19422
                                      Attention:
                                      Facsimile No.:

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                                      SHAREHOLDER:

                                      Allen H. Goldberg

                                      By: /s/ Allen H. Goldberg
                                      Name:
                                      Title:
                                      Address for Notices: 609 Oakcrest Ave.
                                      Linwood, NJ 08221
                                      Attention:
                                      Facsimile No.: 609-927-8360


                                      SHAREHOLDER:

                                      Felix Fernandez

                                      By: /s/ Felix Fernandez
                                      Name:
                                      Title:
                                      Address for Notices: 5723 NW 158 St.
                                      Miami Lakes, FL 33014
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Edison Venture Fund III L.P.

                                      By: /s/ Richard J. Defieux
                                      Name:
                                      Title:
                                      Address for Notices: 997 Lenox Dr. #3
                                      Lawrenceville, NJ 08648
                                      Attention: Richard J. Defieux
                                      Facsimile No.: 609-896-0066


                                      SHAREHOLDER:

                                      William C. D'Ippolito

                                      By: /s/ William C. D'Ippolito
                                      Name:
                                      Title: Individual Owner
                                      Address for Notices: 1173 E. Landis Ave.
                                      Vineland, NJ 08360-4213
                                      Attention:
                                      Facsimile No.: 609-696-2895

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                                      SHAREHOLDER:

                                      By: /s/ G. William Ruhl
                                      Name:
                                      Title: Managing Partner
                                      Address for Notices:
                                      ---------------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      By: /s/ R.L. Aveyard
                                      Name:
                                      Title: President
                                      Address for Notices: 6801 Black Horse Pk
                                      Egg Harbor Twshp. 08234
                                      Attention: R.L. Aveyard
                                      Facsimile No.: 609-645-4550


                                      SHAREHOLDER:

                                      CMD Investment Partners

                                      By: /s/ Thomas E. Curry
                                      Name:
                                      Title: Managing General Partner
                                      Address for Notices: 522 Sugartown Rd.
                                      Devon, PA 19333
                                      Attention: T.E. Curry
                                      Facsimile No.: 610-337-2404

                                      SHAREHOLDER:

                                      BTG Inc.

                                      By: /s/ Peter Bluffa
                                      Name:
                                      Title: Pres.
                                      Address for Notices: 3206 NE 168 St.
                                      North Miami Beach, FL 33160
                                      Attention: Peter Bluffa
                                      Facsimile No.: 305-949-0015


                                      SHAREHOLDER:

                                      Linda Besserman

                                      By: /s/ Linda Besserman
                                      Name:
                                      Title:
                                      Address for Notices: 4580 Via Huerto
                                      Santa Barbara, CA 93110
                                      Attention:
                                      Facsimile No.: 805-967-2442


                                      SHAREHOLDER:

                                      Paul Bellinger

                                      By: /s/ Paul Bellinger
                                      Name:
                                      Title:
                                      Address for Notices: 3651 Birch St.
                                      Mays Landing, NJ 08330
                                      Attention: Paul Bellinger
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Sidney Azeez

                                      By: /s/ Sidney Azeez
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ------------------------------
                                      Attention:
                                      Facsimile No.:

                                      SHAREHOLDER:

                                      Charles Pollack

                                      By: /s/ Charles Pollack
                                      Name:
                                      Title:
                                      Address for Notices: 1008 Annapolis Ln.
                                      Cherry Hill, NJ 08003
                                      Attention:
                                      Facsimile No.: 609-795-5419


                                      SHAREHOLDER:

                                      Margo and Daniel Polett

                                      By: /s/ Margo B. Polett, Daniel H. Polett
                                      Name:
                                      Title:
                                      Address for Notices: Wilkie Chev. Buick
                                      600 North Broad St.
                                      Philadelphia, PA 19130
                                      Attention: Daniel Polett
                                      Facsimile No.: 215-232-4771


                                      SHAREHOLDER:

                                      Carl D. Peterson

                                      By: /s/ Carl D. Peterson
                                      Name:
                                      Title: Pres/GM/CEO
                                      Address for Notices: K.C. Chiefs
                                      One Arrowhead Dr.
                                      K.C. Mo. 64129
                                      Attention: C. Peterson
                                      Facsimile No.: 816-924-0254

                                      SHAREHOLDER:

                                      Chao-Chyan Pai

                                      By: /s/ Chao-Chyan Pai
                                      Name:
                                      Title:
                                      Address for Notices: 42 Arapaho Rd.
                                      Brookfield, CT 06804
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Jeffrey H. Nicholas

                                      By: /s/ Jeffrey H. Nicholas
                                      Name:
                                      Title:
                                      Address for Notices: P.O. Box 444
                                      3061 Creamery Rd.
                                      Solebury, PA 18963
                                      Attention:
                                      Facsimile No.: 215-230-7796


                                      SHAREHOLDER:

                                      Brian Kettler

                                      By: /s/ Brian Kettler

                                      Name:
                                      Title: Trustee
                                      Address for Notices: 3617 SW 30 Ave
                                      Ft. Lauderdale FL 33312
                                      Attention:
                                      Facsimile No.: 954-581-4496


                                      SHAREHOLDER:

                                      Lipton Foundation

                                      By: /s/ Al Lipton
                                      Name:
                                      Title: President
                                      Address for Notices: 194-95 Biscayne Blvd
                                      Miami, FL 33160
                                      Attention:
                                      Facsimile No.: 305-935-3440

                                      SHAREHOLDER:

                                      Allan and Janice Lipton

                                      By: /s/ Al Lipton
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ---------------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Leroy Levin

                                      By: /s/ Leroy Levin
                                      Name:
                                      Title:
                                      Address for Notices: P.O. Box 693
                                      Turnersville, NJ 08012
                                      Attention:
                                      Facsimile No.: 609-227-8905


                                      SHAREHOLDER:

                                      Gerald Kelfer

                                      By: /s/ Gerald Kelfer
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ---------------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Donald Kaufmann

                                      By: /s/ Donald Kaufmann
                                      Name:
                                      Title:
                                      Address for Notices: 6 Berkshire Dr.
                                      Wayne, PA 19087
                                      Attention:
                                      Facsimile No.:

                                      SHAREHOLDER:

                                      Constantine Karmokolias

                                      By: /s/ Constantine Karmokolias
                                      Name:
                                      Title:
                                      Address for Notices: 60 Pheasant Rd.
                                      Doylestown, PA 18901
                                      Attention:
                                      Facsimile No.: 215-672-8708


                                      SHAREHOLDER:

                                      Cynthia Jackson

                                      By: /s/ Cynthia Jackson
                                      Name:
                                      Title:
                                      Address for Notices: 900 Monte Drive
                                      Santa Barbara, CA 93110
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Sam Herzberg

                                      By: /s/ Sam Herzberg
                                      Name:
                                      Title: Director
                                      Address for Notices: 11111 Biscayne Blvd.
                                      Miami, FL 33181
                                      Attention:
                                      Facsimile No.: 305-895-8385

                                      SHAREHOLDER:

                                      John Herzberg

                                      By: /s/ John Herzberg
                                      Name:
                                      Title:
                                      Address for Notices:
                                      ---------------------------------
                                      Attention:
                                      Facsimile No.:


                                      SHAREHOLDER:

                                      Jack E. Held

                                      By: /s/ Jack E. Held
                                      Name:
                                      Title:
                                      Address for Notices: 2222 Arlington Ave.
                                      Birmingham, Ala. 35205
                                      Attention:
                                      Facsimile No.: 205-930-5301


                                      SHAREHOLDER:

                                      Augustine W. Stine

                                      By: /s/ Augustine W. Stine
                                      Name:
                                      Title:
                                      Address for Notices: 106 Beresford Drive
                                      Egg Harbor Twp., NJ 08234
                                      Attention:
                                      Facsimile No.: